Index and ETF options

Company                                                              Symbol(s)
S&P Canada 60 Index Options                                          SXO
iShares CDN S&P/TSX60 Index Fund                                     XIU - XIZ - LIU - ZUI
iShares CDN S&P/TSX Capped Gold Index Fund                           XGD - XGL - LXG - LGX - ZXG
iShares CDN S&P/TSX Capped Financials Index Fund                     XFN
iShares CDN S&P/TSX Capped Information TechnologyIndex Fund          XIT
iShares CDN S&P/TSX Capped Energy Index Fund                         XEX - XEG - XEE - LGE - ZGE
iShares CDN S&P/TSX Capped Materials Index Fund                      XMA

Stock options

Name of Underlying Instrument                             Option Symbol                            Underlying Symbol
Aber Diamond Corp.                                        ABZ                                      ABZ
Abitibi-Consolidated Inc                                  A                                        A
ACE Aviation Holdings Inc.                                ACE                                      ACE.A
Agnico-Eagle Mines Limited                                AEM                                      AEM
Agrium Inc.                                               AGU                                      AGU
Alcan Inc.                                                VWA - AL - LLA - ZAL                     AL
Algoma Steel Inc.                                         AGA                                      AGA
Astral Media Inc.                                         ACM                                      ACM.A
ATI Technologies Incorporated OLD                         ATZ - LTZ - ZTZ                          ATZ
ATS Automation Tooling Systems Inc.                       ATA                                      ATA
Axcan Pharma Inc.                                         AXP                                      AXP
Ballard Power Systems Inc.                                BLD                                      BLD
Bank of Montreal                                          BMO - LBM - ZBM                          BMO
Bank of Nova Scotia (The)                                 BNS - LBQ - ZBQ                          BNS
Barrick Gold Corporation                                  ABX - LBA - ZBA                          ABX
BCE Inc.                                                  BCQ - BCE - LBC - LCQ - ZBC - ZCQ        BCE
Bema Gold Corp.                                           BGO                                      BGO
Biovail Corporation                                       BVF                                      BVF
Bombardier Inc.                                           BBD - LBB - ZBB                          BBD.B
Brookfield Asset Man. Inc. Cl. A                          BAM                                      BAM.A
CAE Inc.                                                  CAE                                      CAE
Cameco Corporation                                        CCO - LOC - ZOC                          CCO
Canadian Imperial Bank of Commerce                        CM - LCM - ZMC                           CM
Canadian National Railway Company                         CNR                                      CNR
Canadian Natural Resources Limited                        CNZ - CNQ - LNQ - LNX - ZNQ              CNQ
Canadian Oil Sands Trust                                  COS                                      COSu
Canadian Pacific Railway Limited                          CP                                       CP
Canadian Tire Corp. Ltd                                   CTC                                      CTC.A
Canetic Resources Trust                                   CNE                                      CNEu
Celestica Inc.                                            CLS - LLS - ZLS                          CLS
Centurion Energy International Inc.                       CUX                                      CUX
CGI Inc. (Group)                                          GIB                                      GIB.A
CI Financial Inc.                                         CIX                                      CIXu
Cognos Inc.                                               CSN                                      CSN
Compton Petroleum Corp                                    CMT                                      CMT
Cott Corp.                                                BCB                                      BCB
Domtar Inc.                                               DTC                                      DTC
Duvernay Oil Corp.                                        DDV                                      DDV
Eldorado Gold Corp.                                       ELD                                      ELD
Emera Inc.                                                EMA                                      EMA
Enbridge Inc.                                             ENB                                      ENB
EnCanaCorporation                                         ECX - ECA - LCE - ZEC                    ECA
Enerplus Resources Fund                                   ERF                                      ERFu
Ensign Energy Services Inc.                               ESI                                      ESI
Fairfax Financial Holdings Ltd.                           FFH                                      FFH
Falconbridge Limited (old)                                FAQ - LFQ                                FAQ
Finning International Inc.                                FTT                                      FTT
First Quantum Minerals                                    FM                                       FM
Fording Canadian Coal Trust                               FDG                                      FDGu
George Weston Limited                                     WN                                       WN
Glamis Gold Ltd. OLD                                      GLZ                                      GLZ
Goldcorp Inc.                                             G - LGA - ZGA                            G
Great-West Lifeco Inc.                                    GWO                                      GWO
HudBay Minerals Inc.                                      HBM                                      HBM
Husky Energy Inc.                                         HSE - LHS - ZHS                          HSE
IAMGold Corporation                                       IMG                                      IMG
IGM Financial Inc.                                        IGM                                      IGM
Imperial Oil Limited                                      IMO                                      IMO
Inco Limited                                              N - NX - NNX - LNI - LNO - ZNI           N
Industrial Alliance Insurance and
Financial Services Inc.                                   IAG                                      IAG
IPSCO Inc.                                                IPS                                      IPS
Ivanhoe Mines Ltd.                                        IVN                                      IVN
Kingsway Financial Services Inc.                          KFS                                      KFS
Kinross Gold Corporation                                  K - LKK - ZKK                            K
LionOre Mining International Ltd.                         LIM                                      LIM
Loblaw Companies Ltd.                                     L                                        L
Magna International Inc                                   MG                                       MG .A
Manitoba Telecom Services Inc.                            MBT                                      MBT
Manulife Financial Corporation                            MFC - LCF - ZCF                          MFC
MDS Inc.                                                  MDS                                      MDS
Meridian Gold Inc.                                        MNG                                      MNG
Methanex Corporation                                      MX                                       MX
Metro Inc.                                                MRU                                      MRU.A
National Bank of Canada                                   NA - LNA - ZNA                           NA
Nexen Inc.                                                NXY                                      NXY
Niko Resources Ltd.                                       NKO                                      NKO
Norbord Inc.                                              NBD - NBQ                                NBD
Nortel Networks Corporation                               NTX - NT - LXN - LNT - ZNX - ZNT         NT
NOVA Chemicals Corporation                                NCX                                      NCX
Novelis Inc.                                              NVL                                      NVL
Onex Corp.                                                OCX                                      OCX
Open Text Corp                                            OTC                                      OTC
OPTI Canada Inc.                                          OPC                                      OPC
Pan American Silver Corporation                           PAA                                      PAA
Paramount Resources Ltd.                                  POU                                      POU
Penn West Energy Trust                                    PWT                                      PWTu
Petro-Canada                                              PCA - PCZ - LCA - LXP - ZCA              PCA
Placer Dome Long term (old)                               VDQ - LDQ                                PGQ
Potash Corporation of Sas                                 POT                                      POT
Power Corporation of Canada                               POW                                      POW
Power Financial Corporation                               PWF                                      PWF
Precision Drilling Trust                                  PD                                       PD u
QLT Inc.                                                  QLT                                      QLT
Research in Motion Limited                                RIM                                      RIM
Rogers Communications Inc.                                RCI                                      RCI.B
Rona Inc.                                                 RON                                      RON
Royal Bank of Canada                                      RYX - RY - LRX - LRY - ZRY               RY
Shaw Communications Inc.                                  SJR                                      SJR.B
Shell Canada Limited                                      SHC                                      SHC
Shoppers Drug Mart                                        SC                                       SC
Sierra Wireless Inc.                                      SW                                       SW
Silver Wheaton Corp.                                      SLW                                      SLW
SNC-Lavalin Group Inc.                                    SNC                                      SNC
Sobeys Inc.                                               SBY                                      SBY
Sun Life Financial                                        SLF                                      SLF
Suncor Energy Inc.                                        SU - SUX - LSU - LSX - ZSU               SU
Talisman Energy Inc.                                      TLM - LLM - ZLM                          TLM
Teck Cominco Limited Cl. B                                TCK - LCK - ZCK                          TCK.B
TELUS Corporation                                         T                                        T
The Jean Coutu Group (PJC) Inc.                           PJC                                      PJC.A
Thomson Corporation (The)                                 TOC                                      TOC
Tim Hortons                                               THI                                      THI
Toronto-Dominion Bank (The)                               TD - LTD - ZTD                           TD
TransAlta Corporation                                     TA                                       TA
TransCanada Corporation                                   TRP - LTP - ZTP                          TRP
Trican Well Services Inc.                                 TCW                                      TCW
TSX Group Inc.                                            X                                        X
UTS Energy Corp.                                          UTS                                      UTS
Western Oil Sands Inc.                                    WTO                                      WTO
Westjet Airlines Ltd.                                     WJA                                      WJA
Yamana Gold Inc.                                          YRI                                      YRI
Yellow Pages Income Fund                                  YLO                                      YLOu